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                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         Each of the undersigned hereby constitutes and appoints Edgar H. Grubb, Burton E. Broome and Shirley H. Buccieri, and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (either manually or electronically through the EDGAR System of the United States Securities and Exchange Commission) the Annual Report on Form 10-K for the year ended December 31, 1997 for Transamerica Corporation and any and all amendments thereto, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that each such attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

         IN  WITNESS   WHEREOF,   the  undersigned   directors  of  Transamerica
Corporation have executed this Power of Attorney effective as of the 19th day of March, 1998.


SAMUEL L. GINN                              FRANK C. HERRINGER
--------------------------                  --------------------------
Samuel L. Ginn                              Frank C. Herringer

ROBERT W. MATSCHULLAT                       GORDON E. MOORE
--------------------------                  --------------------------
Robert W. Matschullat                       Gordon E. Moore

TONI REMBE
--------------------------                  --------------------------
Toni Rembe                                  Condoleezza Rice

CHARLES R. SCHWAB                           FORREST N. SHUMWAY
--------------------------                  --------------------------
Charles R. Schwab                           Forrest N. Shumway

PETER V. UEBERROTH
--------------------------
Peter V. Ueberroth